UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: August 31, 2017

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 76.25%
Angola - 1.36%
Republic of Angola:
	USD	9.50%	11/12/25	7,716,000	$8,304,345	(1)
	USD	9.50%	11/12/25	8,128,000	8,747,760	(2)
					17,052,105

Argentina - 7.23%
Provincia del Chaco	USD	9.38%	08/18/24	3,886,000	3,905,430	(2)
Republic of Argentina:
	EUR	7.82%	12/31/33	22,347,330	29,563,022
	EUR	7.82%	12/31/33	33,708,686	44,191,542
	EUR	0.00%	12/15/35	109,595,310	13,307,717
					90,967,711

Azerbaijan - 2.79%
Republic of Azerbaijan:
	USD	4.75%	03/18/24	2,403,000	2,509,032	(2)
	USD	4.75%	03/18/24	31,262,000	32,641,436	(1)
					35,150,468

Bahrain - 0.33%
Kingdom of Baharain	USD	7.00%	10/12/28	4,022,000	4,152,715	(1)

Bolivia - 0.16%
Republic of Bolivia	USD	4.50%	03/20/28	2,052,000	2,021,220	(2)

Brazil - 3.97%
Brazil Minas SPE via State of Minas Gerais:
	USD	5.33%	02/15/28	1,851,000	1,869,510	(1)
	USD	5.33%	02/15/28	20,873,000	21,081,730	(2)
Republic of Brazil:
	USD	6.00%	04/07/26	13,562,000	15,057,211
	USD	8.25%	01/20/34	3,023,000	3,922,342
	USD	5.00%	01/27/45	8,744,000	7,989,830
					49,920,623

Cameroon - 0.69%
Republic of Cameroon:
	USD	9.50%	11/19/25	400,000	473,250	(2)
	USD	9.50%	11/19/25	6,905,000	8,169,478	(1)
					8,642,728

Colombia - 2.17%
Bogota Distrio Capital	COP	9.75%	07/26/28	624,000,000	227,240	(2)
Republic of Colombia:
	USD	4.38%	07/12/21	4,480,000	4,800,320
	USD	4.00%	02/26/24	17,690,000	18,512,585
	USD	4.50%	01/28/26	801,000	862,277
	USD	5.63%	02/26/44	2,617,000	2,947,396
					27,349,818

Costa Rica - 2.69%
Republic of Costa Rica:
	USD	4.25%	01/26/23	11,837,000	11,777,815	(2)
	USD	4.38%	04/30/25	1,879,000	1,832,025	(1)
	USD	4.38%	04/30/25	4,091,000	3,988,725	(2)

Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Costa Rica (continued)
Republic of Costa Rica: (continued)
USD	5.63%	04/30/43	804,000	$733,650	(1)
USD	7.00%	04/04/44	2,156,000	2,274,580	(2)
USD	7.00%	04/04/44	7,544,000	7,958,920	(1)
USD	7.16%	03/12/45	4,893,000	5,247,742	(2)
				33,813,457

Croatia - 1.92%
Croatian Government:
USD	6.63%	07/14/20	5,800,000	6,419,875	(2)
USD	6.38%	03/24/21	3,576,000	3,994,392	(1)
USD	5.50%	04/04/23	9,256,000	10,297,300	(2)
USD	6.00%	01/26/24	2,975,000	3,403,400	(1)
				24,114,967

Dominican Republic - 3.14%
Dominican Republic:
USD	9.04%	01/23/18	899,373	925,554	(2)
USD	7.50%	05/06/21	15,281,000	17,038,315	(2)
USD	6.60%	01/28/24	1,632,000	1,836,000	(2)
USD	5.88%	04/18/24	447,000	486,112	(1)
USD	5.50%	01/27/25	7,321,000	7,815,168	(2)
USD	6.88%	01/29/26	5,512,000	6,366,360	(2)
USD	8.63%	04/20/27	1,199,000	1,462,780	(2)
USD	7.45%	04/30/44	2,915,000	3,498,000	(1)
USD	6.85%	01/27/45	10,000	11,250	(2)
				39,439,539

Ecuador - 1.14%
Republic of Ecuador:
USD	7.95%	06/20/24	900,000	885,375	(1)
USD	7.95%	06/20/24	12,062,000	11,865,992	(2)
USD	9.65%	12/13/26	1,550,000	1,633,313	(2)
				14,384,680

Egypt - 1.26%
Republic of Egypt:
USD	6.13%	01/31/22	7,132,000	7,461,855	(1)
USD	6.88%	04/30/40	2,026,000	1,998,142	(1)
USD	8.50%	01/31/47	5,675,000	6,398,563	(1)
				15,858,560

El Salvador - 1.24%
Republic of El Salvador:
USD	7.38%	12/01/19	190,000	196,175	(1)
USD	7.75%	01/24/23	2,955,000	3,117,525	(2)
USD	5.88%	01/30/25	433,000	415,680	(1)
USD	5.88%	01/30/25	1,789,000	1,717,440	(2)
USD	6.38%	01/18/27	819,000	790,335	(1)
USD	6.38%	01/18/27	1,697,000	1,637,605	(2)
USD	8.25%	04/10/32	867,000	919,020	(1)
USD	7.65%	06/15/35	3,634,000	3,624,915	(2)
USD	7.63%	02/01/41	3,241,000	3,200,487	(2)
				15,619,182

Ethiopia - 0.34%
Federal Democratic Republic of Ethiopia:
USD	6.63%	12/11/24	1,400,000	1,435,000	(2)
USD	6.63%	12/11/24	2,780,000	2,849,500	(1)
				4,284,500

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Gabon - 2.91%
Republic of Gabon:
	USD	8.20%	12/12/17	43,000	$43,457	(1)
	USD	6.38%	12/12/24	8,284,014	8,190,819	(2)
	USD	6.38%	12/12/24	17,013,801	16,822,396	(1)
	USD	6.95%	06/16/25	11,429,000	11,571,862	(1)
					36,628,534

Georgia - 0.21%
Republic of Georgia	USD	6.88%	04/12/21	2,308,000	2,593,615	(1)

Ghana - 0.45%
Republic of Ghana	USD	10.75%	10/14/30	4,368,000	5,662,020	(2)

Honduras - 0.26%
Honduras Government	USD	6.25%	01/19/27	3,037,000	3,279,960	(1)

Hungary - 0.43%
Republic of Hungary	USD	6.38%	03/29/21	4,789,000	5,432,522

Indonesia - 2.94%
Republic of Indonesia:
	USD	5.38%	10/17/23	6,108,000	6,882,952	(2)
	USD	5.88%	01/15/24	3,915,000	4,531,613	(2)
	USD	4.13%	01/15/25	6,286,000	6,623,873	(2)
	USD	4.75%	01/08/26	985,000	1,077,959	(2)
	USD	8.50%	10/12/35	5,760,000	8,575,200	(2)
	USD	6.63%	02/17/37	3,550,000	4,548,437	(2)
	USD	5.25%	01/17/42	1,380,000	1,536,975	(2)
	USD	6.75%	01/15/44	948,000	1,264,395	(2)
	USD	5.13%	01/15/45	1,770,000	1,951,425	(2)
					36,992,829

Iraq - 2.39%
Republic of Iraq:
	USD	6.75%	03/09/23	7,537,000	7,697,161	(1)
	USD	5.80%	01/15/28	23,427,000	22,314,218	(2)
					30,011,379

Ivory Coast - 1.98%
Ivory Coast Government:
	USD	5.38%	07/23/24	1,314,000	1,325,498
	USD	5.38%	07/23/24	5,955,000	6,007,106	(1)
	EUR	5.13%	06/15/25	3,511,000	4,345,814	(1)
	USD	5.75%	12/31/32	6,917,120	6,884,264	(2)(3)
	USD	6.13%	06/15/33	6,375,000	6,359,062	(1)
					24,921,744

Jamaica - 0.10%
Jamaican Government	USD	8.00%	03/15/39	978,000	1,210,275

Jordan - 0.42%
Kingdom of Jordan:
	USD	6.13%	01/29/26	1,060,000	1,097,100	(2)
	USD	5.75%	01/31/27	1,412,000	1,411,294	(1)
	USD	5.75%	01/31/27	2,750,000	2,748,625	(2)
					5,257,019

Kenya - 0.63%
Republic of Kenya	USD	6.88%	06/24/24	7,591,000	7,975,294	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Lebanon - 2.08%
Lebanese Republic:
	USD	5.15%	11/12/18	2,622,000	$2,644,943
	USD	6.10%	10/04/22	7,175,000	7,143,609
	USD	6.40%	05/26/23	1,393,000	1,401,706
	USD	6.60%	11/27/26	533,000	531,668
	USD	6.85%	03/23/27	3,905,000	3,929,406
	USD	6.75%	11/29/27	1,643,000	1,637,866
	USD	6.65%	11/03/28	9,000,000	8,829,000
					26,118,198

Malaysia - 2.04%
1MDB Global Investments Ltd.	USD	4.40%	03/09/23	27,500,000	25,678,125	(2)

Mexico - 0.90%
United Mexican States:
	USD	4.75%	03/08/44	1,341,000	1,399,333
	USD	4.60%	01/23/46	8,837,000	9,026,996
	USD	4.35%	01/15/47	861,000	849,377
					11,275,706

Montenegro - 0.30%
Republic of Montenegro	EUR	5.75%	03/10/21	2,891,000	3,737,381	(1)

Nigeria - 0.12%
Republic of Nigeria	USD	7.88%	02/16/32	1,340,000	1,500,800	(1)

Oman - 1.60%
Oman Government:
	USD	4.75%	06/15/26	4,529,000	4,529,000	(1)
	USD	5.38%	03/08/27	5,035,000	5,248,988	(2)
	USD	6.50%	03/08/47	9,871,000	10,359,614	(1)
					20,137,602

Panama - 0.94%
Republic of Panama:
	USD	4.00%	09/22/24	1,622,000	1,743,650
	USD	3.75%	03/16/25	1,348,000	1,425,510
	USD	9.38%	04/01/29	4,138,000	6,284,587
	USD	8.13%	04/28/34	1,779,000	2,432,783
					11,886,530

Paraguay - 0.63%
Republic of Paraguay:
	USD	5.00%	04/15/26	2,025,000	2,192,063	(2)
	USD	6.10%	08/11/44	4,999,000	5,711,357	(1)
					7,903,420

Peru - 0.54%
Republic of Peru	USD	6.55%	03/14/37	4,968,000	6,750,270

Qatar - 0.91%
State of Qatar	USD	4.50%	01/20/22	10,710,000	11,446,312	(1)

Russia - 1.64%
Russian Federation:
	USD	5.00%	04/29/20	3,066,000	3,253,793	(1)
	RUB	7.40%	12/07/22	382,875,000	6,536,400
	USD	4.75%	05/27/26	10,200,000	10,875,750	(2)
					20,665,943

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Senegal - 0.43%
Republic of Senegal	USD	6.25%	05/23/33	5,206,000	$5,375,195	(1)

Serbia - 0.30%
Republic of Serbia	USD	4.88%	02/25/20	3,627,000	3,812,884	(2)

South Africa - 2.87%
Republic of South Africa:
	USD	4.67%	01/17/24	2,882,000	2,990,075
	USD	5.88%	09/16/25	20,326,000	22,295,081
	USD	4.30%	10/12/28	11,136,000	10,760,160
					36,045,316

Sri Lanka - 2.12%
Republic of Sri Lanka:
	USD	6.25%	10/04/20	3,029,000	3,248,602	(2)
	USD	6.25%	07/27/21	4,949,000	5,338,734	(2)
	USD	5.88%	07/25/22	12,688,000	13,512,720	(1)
	USD	6.85%	11/03/25	4,141,000	4,560,276	(1)
					26,660,332

Suriname - 0.25%
Republic of Suriname	USD	9.25%	10/26/26	3,012,000	3,136,998	(1)

Turkey - 3.98%
Republic of Turkey:
	USD	5.63%	03/30/21	3,695,000	3,960,578
	USD	6.25%	09/26/22	9,451,000	10,452,806
	USD	3.25%	03/23/23	4,598,000	4,415,804
	USD	5.75%	03/22/24	3,248,000	3,509,058
	USD	6.00%	03/25/27	19,661,000	21,614,812
	USD	6.88%	03/17/36	3,493,000	4,069,345
	USD	6.75%	05/30/40	1,206,000	1,394,136
	USD	6.63%	02/17/45	598,000	686,953
					50,103,492

Ukraine - 7.08%
Ukraine Government:
	USD	7.75%	09/01/19	216,000	225,288	(1)
	USD	7.75%	09/01/20	143,000	149,435	(1)
	USD	7.75%	09/01/20	2,540,000	2,654,300	(2)
	USD	7.75%	09/01/21	753,000	787,826	(1)
	USD	7.75%	09/01/21	879,000	919,654	(2)
	USD	7.75%	09/01/22	5,575,000	5,823,115	(1)
	USD	7.75%	09/01/22	10,132,000	10,582,925	(2)
	USD	7.75%	09/01/23	5,357,000	5,573,289	(1)
	USD	7.75%	09/01/24	2,269,000	2,347,281	(2)
	USD	7.75%	09/01/24	12,093,000	12,510,208	(1)
	USD	7.75%	09/01/25	450,000	464,119	(2)
	USD	7.75%	09/01/25	12,916,000	13,321,239	(1)
	USD	7.75%	09/01/26	2,399,000	2,462,574	(1)
	USD	7.75%	09/01/27	200,000	204,900	(2)
	USD	7.75%	09/01/27	21,992,000	22,530,804	(1)
	USD	0.00%	05/31/40	14,218,000	8,424,165
					88,981,122

Uruguay - 2.00%
Republic of Uruguay:
	USD	4.50%	08/14/24	5,241,006	5,778,209
	USD	4.38%	10/27/27	16,295,742	17,640,141
	USD	7.63%	03/21/36	1,228,017	1,725,364
					25,143,714

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Venezuela - 1.23%
Republic of Venezuela:
	USD	13.63%	08/15/18	5,781,000	$4,234,583	(2)
	USD	7.75%	10/13/19	17,574,500	7,798,684
	USD	11.95%	08/05/31	4,775,000	1,963,719
	USD	7.00%	03/31/38	4,266,000	1,482,435
					15,479,421

Zambia - 1.14%
Republic of Zambia:
	USD	5.38%	09/20/22	655,000	633,712	(1)
	USD	5.38%	09/20/22	7,909,000	7,651,958	(2)
	USD	8.50%	04/14/24	5,531,000	6,021,876	(1)
					14,307,546

TOTAL SOVEREIGN DEBT OBLIGATIONS					958,883,771
(Cost $902,594,617)

BANK LOANS - 0.54%
Brazil - 0.54%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	3,100,000	3,103,687	(4)
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	3,650,000	3,654,341	(4)
					6,758,028

Indonesia - 0.00%(5)
PT Bakrie & Brothers TBK	USD	0.00%	11/25/14	600,659	60	(4)(6)

TOTAL BANK LOANS					6,758,088
(Cost $6,990,263)

CORPORATE BONDS - 20.85%
Argentina - 0.31%
Cablevision SA	USD	6.50%	06/15/21	533,000	572,149	(1)
Pampa Energia SA	USD	7.50%	01/24/27	984,000	1,057,800	(1)
Petrobras Argentina SA	USD	7.38%	07/21/23	1,183,000	1,284,738	(1)
YPF SA	USD	8.75%	04/04/24	882,000	1,022,061	(1)
					3,936,748

Azerbaijan - 1.48%
Southern Gas Corridor CJSC:
	USD	6.88%	03/24/26	2,186,000	2,460,616	(1)
	USD	6.88%	03/24/26	3,369,000	3,792,231	(2)
State Oil Co. of the Azerbaijan Republic:
	USD	4.75%	03/13/23	9,276,000	9,356,701
	USD	6.95%	03/18/30	2,751,000	3,016,472
					18,626,020

Brazil - 3.37%
Cosan Luxembourg SA	USD	7.00%	01/20/27	2,131,000	2,292,317	(1)
ESAL GmbH	USD	6.25%	02/05/23	1,509,000	1,471,275	(1)
MARB BondCo PLC	USD	7.00%	03/15/24	436,000	429,460	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	624,000	644,155	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	3,724,000	3,747,089	(1)
Petrobras Global Finance BV:
	USD	8.38%	05/23/21	2,727,000	3,103,326
	USD	8.75%	05/23/26	12,994,000	15,573,309
	USD	7.38%	01/17/27	12,876,000	14,240,856
Rumo Luxembourg Sarl	USD	7.38%	02/09/24	853,000	914,458	(1)
					42,416,245

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
China - 1.68%
Sinochem Overseas Capital Co. Ltd.	USD	6.30%	11/12/40	3,754,000	$4,929,471	(2)
Sinopec Group Overseas Development Ltd.:
	USD	3.90%	05/17/22	2,539,000	2,677,200	(1)
	USD	4.38%	10/17/23	2,706,000	2,931,394	(2)
	USD	4.38%	04/10/24	2,428,000	2,629,983	(1)
	USD	3.50%	05/03/26	3,063,000	3,130,542	(1)
Three Gorges Finance I Cayman Islands, Ltd.	USD	3.15%	06/02/26	4,853,000	4,839,645	(1)
					21,138,235

Costa Rica - 0.26%
Banco Nacional de Costa Rica	USD	5.88%	04/25/21	3,167,000	3,323,767	(1)

Ecuador - 0.43%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	3M US L + 5.63%	09/24/19	3,038,211	3,068,593	(7)
Petroamazonas EP	USD	4.63%	02/16/20	2,410,000	2,286,740	(1)
					5,355,333

Ghana - 1.00%
Tullow Oil PLC	USD	6.25%	04/15/22	13,292,000	12,610,785	(2)

India - 0.16%
Vedanta Resources PLC:
	USD	8.25%	06/07/21	182,000	203,954	(1)
	USD	6.38%	07/30/22	1,757,000	1,830,574	(1)
					2,034,528

Indonesia - 1.98%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	431,000	436,926	(1)
Indo Energy Finance II BV	USD	6.38%	01/24/23	1,592,000	1,562,150	(2)
Pertamina Persero PT:
	USD	4.88%	05/03/22	5,605,000	6,032,802	(1)
	USD	6.00%	05/03/42	796,000	891,520	(1)
	USD	6.00%	05/03/42	1,922,000	2,152,640	(2)
	USD	5.63%	05/20/43	4,428,000	4,757,942	(2)
	USD	6.45%	05/30/44	7,649,000	9,059,339	(2)
					24,893,319

Jamaica - 0.23%
Digicel Group Ltd.	USD	7.13%	04/01/22	3,267,000	2,911,714	(1)

Kazakhstan - 0.85%
KazMunayGas National Co. JSC:
	USD	7.00%	05/05/20	1,086,000	1,194,606	(1)
	USD	7.00%	05/05/20	1,434,000	1,577,407	(2)
	USD	6.38%	04/09/21	7,141,000	7,887,234	(1)
					10,659,247

Mexico - 6.39%
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	5,418,000	5,424,772	(2)
	USD	3.80%	08/11/26	5,559,000	5,565,949	(1)
Comision Federal de Electricidad	USD	4.88%	01/15/24	1,538,000	1,657,195	(1)
Petroleos Mexicanos:
	USD	5.50%	01/21/21	562,000	603,869
	USD	6.38%	02/04/21	1,948,000	2,146,696
	USD	4.88%	01/24/22	1,582,000	1,666,637
	EUR	5.50%	02/24/25	1,962,000	2,688,934	(2)
	USD	4.50%	01/23/26	1,723,000	1,739,799
	USD	6.88%	08/04/26	6,888,000	7,937,042
	USD	6.50%	03/13/27	8,594,000	9,625,280	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	USD	9.50%	09/15/27	1,062,000	$1,354,050
	USD	6.50%	06/02/41	1,325,000	1,394,894
	USD	6.38%	01/23/45	5,351,000	5,536,947
	USD	5.63%	01/23/46	5,375,000	5,074,000
	USD	6.75%	09/21/47	9,122,000	9,825,306	(1)
	USD	6.75%	09/21/47	16,446,000	17,713,987
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	356,000	363,565	(1)
					80,318,922

Nigeria - 0.22%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	2,630,000	2,726,981	(1)

Peru - 0.22%
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	3,552,621	2,735,518	(8)

Russia - 0.42%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,165,000	5,294,125	(1)

South Africa - 0.25%
Eskom Holdings SOC Ltd.:
	USD	5.75%	01/26/21	1,345,000	1,380,474	(1)
	USD	7.13%	02/11/25	400,000	421,000	(2)
	USD	7.13%	02/11/25	1,339,000	1,409,298	(1)
					3,210,772

Venezuela - 1.60%
Petroleos de Venezuela SA	USD	6.00%	05/16/24	65,889,976	20,089,854	(2)

TOTAL CORPORATE BONDS					262,282,113
(Cost $252,906,029)

CREDIT LINKED NOTES - 0.56%
Iraq - 0.56%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	680,110,271	4,831,019	(4)(7)(9)
	JPY	2.86%	01/01/28	310,639,475	2,206,562	(4)(9)
					7,037,581

TOTAL CREDIT LINKED NOTES					7,037,581
(Cost $9,203,864)

SHORT TERM INVESTMENTS - 0.00%(5)
Money Market Mutual Funds - 0.00%(5)
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	3,177	3,177

TOTAL SHORT TERM INVESTMENTS					3,177
(Cost $3,172)

Total Investments - 98.20%					1,234,964,730
(Cost $1,171,697,945)
Other Assets In Excess of Liabilities - 1.80%					22,635,463	(10)

Net Assets - 100.00%					$1,257,600,193

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP	-	Colombian Peso
EUR	-	Euro Currency
JPY	-	Japanese Yen
RUB	-	Russian Ruble
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
3M US L - 3 Month LIBOR as of August 31, 2017 was 1.32%

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $398,249,959, which represents approximately 31.67% of net assets as of August 31, 2017.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2017, the aggregate market value of those securities was $391,800,754, which represents approximately 31.15% of net assets.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2017.
(4)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(5)	Amount represents less than 0.005% of net assets.
(6)	Security is in default and therefore is non-income producing.
(7)
Floating or variable rate security. The reference rate is described above. The Rate in effect as of August 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.

(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(9)	Non-income producing security.
(10)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	EUR	90,679,024	Purchase	09/11/17	$107,984,123	$159,105
J.P. Morgan Chase & Co.	JPY	745,955,700	Purchase	09/11/17	6,787,357	14,205
						$173,310

J.P. Morgan Chase & Co.	EUR	5,811,073	Purchase	09/11/17	$6,920,053	$(11,599)
J.P. Morgan Chase & Co.	EUR	96,490,098	Sale	09/11/17	114,904,177	(674,020)
J.P. Morgan Chase & Co.	EUR	82,208,200	Sale	10/10/17	98,051,469	(68,502)
Citigroup Global Markets	JPY	745,955,700	Sale	09/11/17	6,787,357	(23,086)
Citigroup Global Markets	JPY	778,140,000	Sale	10/10/17	7,089,942	(14,709)
						$(791,916)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 88.92%
Automotive - 2.37%
American Axle & Manufacturing, Inc.	USD	6.25%	04/01/25	600,000	$598,500	(1)
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	1,190,000	1,279,250	(1)
ZF North America Capital, Inc.	USD	4.75%	04/29/25	1,325,000	1,394,562	(1)
					3,272,312

Building Products - 3.54%
Griffon Corp.	USD	5.25%	03/01/22	725,000	743,125
NCI Building Systems, Inc.	USD	8.25%	01/15/23	570,000	613,462	(1)
Norbord, Inc.	USD	6.25%	04/15/23	755,000	815,400	(1)
RSI Home Products, Inc.	USD	6.50%	03/15/23	775,000	821,500	(1)
Standard Industries, Inc.	USD	5.38%	11/15/24	595,000	624,750	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	435,000	457,838
US Concrete, Inc.	USD	6.38%	06/01/24	745,000	808,325
					4,884,400

Capital Goods - 0.97%
SPX FLOW, Inc.	USD	5.63%	08/15/24	1,285,000	1,336,400	(1)

Chemicals - 3.06%
Axalta Coating Systems LLC	USD	4.88%	08/15/24	785,000	804,625	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	1,625,000	1,537,656
Lyond Basel Escrow	USD	0.00%	08/15/15	25,000	0	(2)
Lyondell Chemical Co.	USD	0.00%	08/15/15	945,000	0	(2)
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	5.38%	09/01/25	920,000	943,000	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	885,000	933,675	(1)
					4,218,956

Commercial Services - 0.50%
Team Health Holdings, Inc.	USD	6.38%	02/01/25	715,000	691,870	(1)

Consumer Products - 2.22%
Energizer Holdings, Inc.	USD	5.50%	06/15/25	970,000	1,020,925	(1)
Revlon Consumer Products Corp.:
	USD	5.75%	02/15/21	645,000	580,255
	USD	6.25%	08/01/24	925,000	751,498
Spectrum Brands, Inc.	USD	6.13%	12/15/24	655,000	705,762
					3,058,440

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 1.88%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	6.00%	02/15/25	1,030,000	$1,095,662	(1)
BWAY Holding Co.	USD	7.25%	04/15/25	375,000	383,906	(1)
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	380,000	395,913	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.38%	05/01/22	695,000	721,063	(1)
					2,596,544

Drillers/Services - 2.45%
FTS International, Inc.	USD	6.25%	05/01/22	575,000	500,250
Parker Drilling Co.	USD	7.50%	08/01/20	780,000	674,700
Rowan Cos., Inc.	USD	7.38%	06/15/25	1,327,000	1,207,570
SESI LLC	USD	7.13%	12/15/21	990,000	999,900
					3,382,420

Electric - 4.25%
Calpine Corp.	USD	5.75%	01/15/25	1,190,000	1,100,750
Covanta Holding Corp.	USD	5.88%	07/01/25	985,000	980,075
Dynegy, Inc.:
	USD	8.00%	01/15/25	1,035,000	1,072,519	(1)
	USD	8.13%	01/30/26	220,000	227,425	(1)
GenOn Energy, Inc.	USD	9.50%	10/15/18	1,722,000	1,196,790
NRG Energy, Inc.	USD	6.25%	07/15/22	1,210,000	1,273,525
					5,851,084

Engineering & Construction - 0.47%
AECOM	USD	5.13%	03/15/27	630,000	642,600

Entertainment - 1.04%
Eldorado Resorts, Inc.	USD	6.00%	04/01/25	650,000	693,875
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	715,000	738,238
					1,432,113

Exploration & Production - 8.50%
Callon Petroleum Co.	USD	6.13%	10/01/24	610,000	622,200
Continental Resources, Inc.:
	USD	5.00%	09/15/22	950,000	958,312
	USD	4.90%	06/01/44	970,000	825,082
Denbury Resources, Inc.	USD	9.00%	05/15/21	523,000	470,700	(1)
EP Energy LLC / Everest Acquisition Finance, Inc.:
	USD	6.38%	06/15/23	1,035,000	595,125
	USD	8.00%	02/15/25	655,000	435,575	(1)
Series WI	USD	9.38%	05/01/20	293,000	217,186
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	800,000	801,000
Midstates Petroleum Escrow	USD	10.75%	12/31/49	981,000	0	(2)
Murphy Oil Corp.:
	USD	4.70%	12/01/22	450,000	443,790
	USD	6.88%	08/15/24	605,000	640,544

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	1,113,000	$1,090,740
QEP Resources, Inc.	USD	5.38%	10/01/22	1,302,000	1,259,685
Range Resources Corp.	USD	5.00%	03/15/23	675,000	666,623	(1)
RSP Permian, Inc.	USD	5.25%	01/15/25	515,000	518,863	(1)
SM Energy Co.:
	USD	6.13%	11/15/22	705,000	669,750
	USD	5.63%	06/01/25	520,000	473,200
Southwestern Energy Co.	USD	6.70%	01/23/25	1,050,000	1,029,000
					11,717,375

Food & Beverage - 4.29%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC, Series WI	USD	6.63%	06/15/24	450,000	431,775
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	785,000	856,631	(1)
Cott Holdings, Inc.	USD	5.50%	04/01/25	615,000	646,519	(1)
Dean Foods Co.	USD	6.50%	03/15/23	730,000	744,600	(1)
FAGE International SA/ FAGE USA Dairy Industry, Inc.	USD	5.63%	08/15/26	385,000	393,662	(1)
Pilgrim's Pride Corp.	USD	5.75%	03/15/25	435,000	450,769	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI	USD	5.88%	01/15/24	860,000	923,425
Post Holdings, Inc.:
	USD	5.50%	03/01/25	675,000	703,688	(1)
	USD	5.00%	08/15/26	755,000	756,887	(1)
					5,907,956

Gaming - 1.59%
Boyd Gaming Corp., Series WI	USD	6.38%	04/01/26	505,000	549,819
Golden Nugget, Inc.	USD	8.50%	12/01/21	585,000	614,250	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	950,000	1,026,000	(1)
					2,190,069

Healthcare - 7.75%
CHS/Community Health Systems, Inc.	USD	6.25%	03/31/23	1,190,000	1,203,387
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	830,000	686,825	(1)
Envision Healthcare Corp.:
	USD	5.63%	07/15/22	455,000	473,484
	USD	6.25%	12/01/24	360,000	388,800	(1)
HCA, Inc.:
	USD	5.38%	02/01/25	790,000	835,425
	USD	5.25%	06/15/26	650,000	701,188
HealthSouth Corp.	USD	5.75%	11/01/24	680,000	702,100
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	964,000	927,850	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	1,295,000	1,297,979	(1)
THC Escrow Corp. III	USD	5.13%	05/01/25	780,000	786,786	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	7.00%	10/01/20	245,000	245,612	(1)
	USD	6.50%	03/15/22	615,000	646,519	(1)
	USD	5.88%	05/15/23	1,570,000	1,346,275	(1)
West Street Merger Sub., Inc.	USD	6.38%	09/01/25	440,000	442,200	(1)
					10,684,430

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other - 2.60%
Cleaver-Brooks, Inc.	USD	8.75%	12/15/19	701,000	$722,030	(1)
Gates Global LLC / Gates Global Co.	USD	6.00%	07/15/22	755,000	777,499	(1)
MasTec, Inc.	USD	4.88%	03/15/23	1,233,000	1,257,660
Welbilt, Inc.	USD	9.50%	02/15/24	715,000	827,613
					3,584,802

Iron/Steel - 0.38%
Commercial Metal Cmc	USD	5.38%	07/15/27	500,000	522,500

Leisure - 1.51%
AMC Entertainment Holdings, Inc.	USD	5.75%	06/15/25	1,160,000	1,107,800
Cinemark USA, Inc.	USD	4.88%	06/01/23	971,000	973,427
					2,081,227

Lodging - 0.46%
MGM Resorts International	USD	4.63%	09/01/26	625,000	639,056

Media - 0.59%
AMC Networks, Inc.	USD	4.75%	08/01/25	255,000	256,275
Sirius XM Radio, Inc.	USD	5.00%	08/01/27	535,000	552,387	(1)
					808,662

Media Cable - 8.56%
Cable One, Inc.	USD	5.75%	06/15/22	480,000	504,000	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	1,535,000	1,607,913
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	975,000	1,006,687	(1)
	USD	5.50%	05/01/26	1,360,000	1,421,200	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	2,345,000	2,758,306
Quebecor Media, Inc.	USD	5.75%	01/15/23	601,000	645,324
SFR Group SA	USD	7.38%	05/01/26	745,000	807,409	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	715,000	768,589	(1)
UPCB Finance IV, Ltd.	USD	5.38%	01/15/25	680,000	708,900	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	860,000	904,075	(1)
Ziggo Secured Finance BV	USD	5.50%	01/15/27	635,000	656,431	(1)
					11,788,834

Media Other - 6.26%
Block Communications, Inc.	USD	6.88%	02/15/25	1,160,000	1,253,525	(1)
EW Scripps Co.	USD	5.13%	05/15/25	1,320,000	1,339,800	(1)
Gray Television, Inc.	USD	5.88%	07/15/26	1,020,000	1,053,150	(1)
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	975,000	1,011,562	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	1,240,000	1,271,372	(1)
TEGNA, Inc.	USD	6.38%	10/15/23	1,109,000	1,181,085
Tribune Media Co.	USD	5.88%	07/15/22	1,450,000	1,511,625
					8,622,119

Metal Fabricate/Hardware - 0.72%
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	935,000	992,853

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Metals/Mining/Steel - 3.09%
Anglo American Capital PLC:
	USD	4.88%	05/14/25	565,000	$600,200	(1)
	USD	4.13%	09/27/22	795,000	828,787	(1)
Coeur Mining, Inc.	USD	5.88%	06/01/24	645,000	647,419	(1)
Freeport-McMoRan, Inc.	USD	3.55%	03/01/22	870,000	857,494
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	765,000	820,462
New Gold, Inc.	USD	6.25%	11/15/22	480,000	499,200	(1)
					4,253,562

Oil & Gas - 0.61%
Diamondback Energy, Inc.	USD	4.75%	11/01/24	835,000	841,263

Paper/Forest Products - 2.61%
Boise Cascade Co.	USD	5.63%	09/01/24	920,000	968,300	(1)
Cascades, Inc.	USD	5.50%	07/15/22	950,000	988,000	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	750,000	769,687
Mercer International, Inc.	USD	7.75%	12/01/22	810,000	865,688
					3,591,675

Pipelines - 0.39%
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	4.25%	11/15/23	535,000	533,663

Restaurants - 0.42%
Landry's, Inc.	USD	6.75%	10/15/24	575,000	583,625	(1)

Retail Food/Drug - 1.51%
Fresh Market, Inc.	USD	9.75%	05/01/23	840,000	638,400	(1)
Safeway, Inc.	USD	7.25%	02/01/31	918,000	833,085
Tops Holding LLC / Tops Markets II Corp.	USD	8.00%	06/15/22	835,000	615,813	(1)
					2,087,298

Retail Non Food/Drug - 1.75%
Hot Topic, Inc.	USD	9.25%	06/15/21	720,000	654,300	(1)
JC Penney Corp., Inc.	USD	7.40%	04/01/37	930,000	711,450
L Brands, Inc.	USD	6.88%	11/01/35	680,000	654,500
PetSmart, Inc.	USD	7.13%	03/15/23	475,000	388,312	(1)
					2,408,562

Satellite - 1.05%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	565,000	617,969
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	985,000	827,400
					1,445,369

Technology - 5.03%
Artesyn Embedded Technologies, Inc.	USD	9.75%	10/15/20	600,000	592,500	(1)
Diebold Nixdorf, Inc., Series WI	USD	8.50%	04/15/24	535,000	586,820

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Technology (continued)
Nuance Communication	USD	5.63%	12/15/26	620,000	$650,225	(1)
PTC, Inc.	USD	6.00%	05/15/24	560,000	600,600
Seagate HDD Cayman	USD	4.88%	06/01/27	1,780,000	1,683,518
Symantec Corp.	USD	5.00%	04/15/25	500,000	524,850	(1)
Western Digital Corp.	USD	10.50%	04/01/24	960,000	1,141,200
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	1,080,000	1,148,828	(1)
					6,928,541

Textile/Apparel - 0.53%
Levi Strauss & Co.	USD	5.00%	05/01/25	693,000	727,650

Wireless - 2.64%
Sprint Capital Corp.	USD	8.75%	03/15/32	2,155,000	2,677,588
T-Mobile USA, Inc.	USD	6.50%	01/15/26	860,000	954,600
					3,632,188

Wirelines - 3.33%
CenturyLink, Inc.:
	USD	7.65%	03/15/42	730,000	646,050
Series WI	USD	5.63%	04/01/25	470,000	448,850
Frontier Communications Corp.	USD	9.00%	08/15/31	1,600,000	1,250,000
GCI, Inc.	USD	6.88%	04/15/25	516,000	554,700
T-Mobile USA, Inc.	USD	5.38%	04/15/27	965,000	1,037,664
Windstream Services LLC	USD	7.50%	04/01/23	841,000	653,878
					4,591,142

TOTAL CORPORATE BONDS					122,531,560
(Cost $119,490,666)

BANK LOANS - 6.33%(3)
Building Products - 0.30%
Summit Materials, LLC - Restatement Effective Date Term Loan	USD	1M US L + 2.75%	07/17/22	404,618	408,327

Capital Goods - 0.65%
Blount International, Inc. - Initial Term Loan	USD	1M US L + 5.00%	04/12/23	885,824	895,236

Chemicals - 1.15%
Ineos Styrolution US Holding LLC - (Styrolution US Holding LLC) - 2024 Dollar Term Loan	USD	3M US L + 2.75%	03/30/24	787,988	793,036
MacDermid, Incorporated (Platform Specialty Products Corporation) -Tranche B-5 Term Loan	USD	1M US L + 3.50%	06/07/20	781,601	788,858
					1,581,894

Container & Packaging - 1.17%
Flex Acquisition Co., Inc. (Novolex) - Initial Term Loan	USD	3M US L + 3.00%	12/29/23	778,050	777,077
Twist Beauty International Holdings S.A. - Facility B:
	USD	3M US L + 3.75%	04/12/24	2,088	2,085

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Container & Packaging (continued)
Twist Beauty International Holdings S.A. - Facility B (continued)
	USD	6M US L + 3.75%	04/12/24	832,912	$831,871
					1,611,033

Healthcare - 0.37%
Air Medical Group Holdings, Inc. - Initial Term Loan	USD	1M US L + 3.25%	04/28/22	527,310	514,237

Industrial Other - 1.35%
Filtration Group Corporation - Term Loan (First Lien)	USD	2M US L + 3.00%	11/21/20	730,891	735,916
Gates Global LLC - Initial B-1 Dollar Term Loan	USD	3M US L + 3.25%	03/31/24	690,638	694,052
Welbilt, Inc. (Manitowoc Foodservice, Inc.) - Term B Loan	USD	1W US L + 3.00%	02/28/23	426,308	428,439
					1,858,407

Technology - 0.57%
Vertiv Group Corporation (Cortes NP Acquisition Corporation) - Term B Loan	USD	1M US L + 4.00%	11/30/23	785,409	792,037

Utility Other - 0.77%
Lightstone Holdco LLC - Refinanced Term B Loan	USD	1M US L + 4.50%	01/30/24	1,000,140	995,998
Lightstone Holdco LLC - Refinanced Term C Loan	USD	1M US L + 4.50%	01/30/24	62,319	62,061
					1,058,059

TOTAL BANK LOANS					8,719,230
(Cost $8,690,731)

COMMON/PREFERRED STOCKS - 1.11%
Denbury Resources, Inc.	USD			47,950	50,827	(4)
Midstates Petroleum Co., Inc.	USD			456	6,608	(4)
Quicksilver, Inc.	USD			10,219	129,373	(4)(5)
Quiksilver Escrow	USD			521,000	0	(4)(5)
Vistra Energy Corp.	USD			75,699	1,339,872
Vistra Energy Corp. (fka TCEH Corp.) Escrow Bond	USD			4,540,167	0	(4)

TOTAL COMMON/PREFERRED STOCKS					1,526,680
(Cost $1,555,202)

RIGHTS - 0.06%
Electric - 0.06%
Vistra Energy Corp.
expires 10/01/2020, strike price $1.350	USD			75,699	86,297	(5)

TOTAL RIGHTS					86,297
(Cost $102,194)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
WARRANTS - 0.01%
Exploration & Production - 0.01%
Halcon Resources Corp.
expires 09/09/2020	USD			9,675	$6,047

Midstates Petroleum
expires 04/21/2020, strike price $0.010	USD			3,236	32	(5)

TOTAL WARRANTS					6,079
(Cost $129)

SHORT TERM INVESTMENTS - 1.93%
Money Market Mutual Funds - 1.93%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	2,661,944	2,662,210

TOTAL SHORT TERM INVESTMENTS					2,662,210
(Cost $2,662,037)

Total Investments - 98.36%					135,532,056
(Cost $132,500,959)
Other Assets in Excess of Liabilities - 1.64%					2,261,669

Net Assets - 100.00%					$137,793,725

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1W US L - 1 Week LIBOR as of August 31, 2017 was 1.20%
1M US L - 1 Month LIBOR as of August 31, 2017 was 1.23%
2M US L - 2 Month LIBOR as of August 31, 2017 was 1.27%
3M US L - 3 Month LIBOR as of August 31, 2017 was 1.32%
6M US L - 6 Month LIBOR as of August 31, 2017 was 1.45%

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $55,915,395, which represents approximately 40.58% of net assets as of August 31, 2017.

(2)	Security is in default and therefore is non-income producing.
(3)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(4)	Non-income producing security.
(5)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	EUR	948,400	Purchase	09/11/17	$1,129,392	$10,118
						$10,118

J.P. Morgan Chase & Co.	EUR	948,400	Sale	09/11/17	$1,129,392	$(6,532)
						$(6,532)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 77.88%
Argentina - 1.34%
Argentina POM Politica Monetaria	ARS	0.00%	06/21/20	52,840,000	$3,112,786
Republic of Argentina:
	EUR	7.82%	12/31/33	2,661,074	3,488,624
	EUR	7.82%	12/31/33	3,411,700	4,513,298
	EUR	0.00%	12/15/35	18,551,730	2,252,662
					13,367,370

Brazil - 9.94%
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/21	107,918,000	35,188,817
	BRL	10.00%	01/01/23	52,433,000	16,946,915
	BRL	10.00%	01/01/25	138,858,000	44,558,395
	BRL	10.00%	01/01/27	8,302,000	2,645,846
					99,339,973

Chile - 0.23%
Republic of Chile	CLP	4.50%	02/28/21	1,365,000,000	2,311,259

Colombia - 6.94%
Bogota Distrio Capital	COP	9.75%	07/26/28	59,449,000,000	21,649,410	(1)
Republic of Colombia:
	COP	7.75%	04/14/21	23,155,000,000	8,371,978
	COP	4.38%	03/21/23	1,906,000,000	604,883
	COP	10.00%	07/24/24	24,599,700,000	10,007,198
	COP	7.50%	08/26/26	23,854,000,000	8,497,760
	COP	9.85%	06/28/27	31,977,000,000	13,660,708
Titulos De Tesoreira:
	COP	5.00%	11/21/18	7,258,600,000	2,451,725
	COP	11.00%	07/24/20	10,975,500,000	4,123,934
					69,367,596

Egypt - 0.54%
Republic of Egypt	EGP	0.00%	12/19/17	99,550,000	5,362,622	(2)

Indonesia - 10.36%
Republic of Indonesia:
	IDR	8.25%	07/15/21	121,545,000,000	9,713,306
	IDR	7.00%	05/15/22	210,480,000,000	16,264,795
	IDR	5.63%	05/15/23	34,887,000,000	2,507,500
	IDR	11.00%	09/15/25	86,142,000,000	8,128,707
	IDR	8.38%	09/15/26	62,157,000,000	5,149,764
	IDR	6.13%	05/15/28	149,010,000,000	10,495,031
	IDR	9.00%	03/15/29	155,632,000,000	13,387,186
	IDR	8.75%	05/15/31	19,694,000,000	1,691,969
	IDR	8.25%	06/15/32	189,700,000,000	15,515,674
	IDR	6.63%	05/15/33	129,002,000,000	9,100,819
	IDR	8.38%	03/15/34	141,460,000,000	11,620,618
					103,575,369

Iraq - 0.50%
Republic of Iraq	USD	6.75%	03/09/23	4,880,000	4,983,700	(3)

Malaysia - 4.77%
Malaysian Government:
	MYR	3.65%	10/31/19	32,132,000	7,571,204

Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Malaysia (continued)
Malaysian Government: (continued)
MYR	4.16%	07/15/21	4,224,000	$1,011,861
MYR	4.05%	09/30/21	2,349,000	560,229
MYR	3.62%	11/30/21	42,170,000	9,879,659
MYR	3.42%	08/15/22	2,036,000	470,561
MYR	3.48%	03/15/23	30,286,000	6,978,439
MYR	4.18%	07/15/24	50,343,000	11,983,061
MYR	3.96%	09/15/25	10,125,000	2,371,628
MYR	4.39%	04/15/26	9,607,000	2,309,234
MYR	3.90%	11/30/26	4,053,000	950,018
MYR	4.50%	04/15/30	11,241,000	2,673,044
MYR	3.84%	04/15/33	4,044,000	897,246
				47,656,184

Mexico - 4.76%
Mexican Bonos:
MXN	6.50%	06/10/21	166,967,300	9,259,369
MXN	10.00%	12/05/24	10,960,900	726,205
MXN	8.50%	05/31/29	40,265,000	2,535,754
MXN	7.75%	05/29/31	84,856,000	5,054,139
MXN	7.75%	11/23/34	164,066,000	9,781,997
MXN	10.00%	11/20/36	47,726,000	3,462,069
MXN	8.50%	11/18/38	156,352,000	10,005,068
MXN	7.75%	11/13/42	114,450,000	6,811,357
				47,635,958

Peru - 1.81%
Republic of Peru:
PEN	6.35%	08/12/28	23,405,000	7,771,638	(3)
PEN	6.95%	08/12/31	15,427,000	5,362,193	(3)
PEN	6.15%	08/12/32	15,490,000	4,985,619	(3)
				18,119,450

Poland - 10.07%
Republic of Poland:
PLN	0.00%	10/25/18	76,836,000	21,176,047	(2)
PLN	2.00%	04/25/21	18,230,000	5,055,372
PLN	1.75%	07/25/21	31,563,000	8,647,464
PLN	2.75%	08/25/23	15,698,133	4,790,014
PLN	4.00%	10/25/23	81,125,000	24,284,285
PLN	3.25%	07/25/25	99,852,000	28,353,400
PLN	2.50%	07/25/26	18,937,000	5,028,208
PLN	2.75%	04/25/28	12,358,000	3,286,425
				100,621,215

Russia - 9.47%
Russian Federation:
RUB	6.20%	01/31/18	67,580,000	1,157,033
RUB	7.50%	03/15/18	160,090,000	2,756,071
RUB	6.70%	05/15/19	432,029,000	7,339,391
RUB	6.40%	05/27/20	553,995,000	9,269,066
RUB	7.60%	04/14/21	850,406,000	14,685,099
RUB	7.40%	12/07/22	525,585,000	8,972,729
RUB	7.00%	08/16/23	263,323,000	4,421,629
RUB	7.75%	09/16/26	1,016,311,000	17,652,501
RUB	8.15%	02/03/27	313,397,000	5,605,568
RUB	7.05%	01/19/28	183,273,000	3,053,760
RUB	8.50%	09/17/31	1,065,602,000	19,697,241
				94,610,088

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Africa - 9.31%
Republic of South Africa:
	ZAR	7.75%	02/28/23	375,362,390	$28,727,647
	ZAR	10.50%	12/21/26	42,550,721	3,669,852
	ZAR	7.00%	02/28/31	293,300,105	18,711,985
	ZAR	6.25%	03/31/36	293,873,040	16,123,585
	ZAR	6.50%	02/28/41	165,147,330	8,937,573
	ZAR	8.75%	02/28/48	244,264,410	16,865,403
					93,036,045

Thailand - 2.36%
Thailand Government:
	THB	1.20%	07/14/21	326,410,905	9,714,020
	THB	3.85%	12/12/25	133,650,000	4,519,958
	THB	3.58%	12/17/27	192,023,000	6,355,213
	THB	4.68%	06/29/44	78,759,000	3,010,629
					23,599,820

Turkey - 4.64%
Republic of Turkey:
	TRY	9.20%	09/22/21	40,413,225	11,131,307
	TRY	9.50%	01/12/22	13,191,710	3,673,595
	TRY	8.50%	09/14/22	45,323,420	12,116,298
	TRY	7.10%	03/08/23	27,463,000	6,836,725
	TRY	10.40%	03/20/24	16,856,600	4,884,539
	TRY	9.00%	07/24/24	11,884,850	3,220,190
	TRY	10.60%	02/11/26	15,436,100	4,535,494
					46,398,148

Ukraine - 0.32%
Ukraine Government	USD	0.00%	05/31/40	5,444,000	3,225,570	(4)

Uruguay - 0.52%
Oriental Republic of Uruguay:
	UYU	9.88%	06/20/22	54,890,000	2,046,440	(1)
	UYU	9.88%	06/20/22	83,838,000	3,125,696	(3)
					5,172,136

TOTAL SOVEREIGN DEBT OBLIGATIONS					778,382,503
(Cost $798,792,630)

CORPORATE BONDS - 6.70%
Mexico - 6.70%
America Movil SAB de CV	MXN	6.00%	06/09/19	364,230,000	19,856,257
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	505,854,300	25,723,827	(1)
	MXN	7.47%	11/12/26	423,670,000	21,366,849
					66,946,933

TOTAL CORPORATE BONDS					66,946,933
(Cost $68,734,396)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SHORT TERM INVESTMENTS - 6.92%
Money Market Mutual Funds - 6.92%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	69,105,795	$69,112,705

TOTAL SHORT TERM INVESTMENTS					69,112,705
(Cost $69,110,626)

Total Investments - 91.50%					914,442,141
(Cost $936,637,652)
Other Assets In Excess of Liabilities - 8.50%					84,987,909	(5)

Net Assets - 100.00%					$999,430,050

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS	-	Argentine Peso
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
EUR	-	Euro
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Peso Uruguayo
ZAR	-	South African Rand

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2017, the aggregate market value of those securities was $25,723,827, which represents approximately 2.57% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $26,228,846, which represents approximately 2.62% of net assets as of August 31, 2017.

(4)
Floating or variable rate security. The reference rate is described below. The Rate in effect as of August 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.

(5)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	BRL	42,324,133	Purchase	09/05/17	$13,445,410	$74,541
J.P. Morgan Chase & Co.	BRL	9,475,617	Sale	09/05/17	3,010,187	813
J.P. Morgan Chase & Co.	BRL	24,805,912	Purchase	10/03/17	7,845,969	63,600
Goldman Sachs & Co.	CLP	10,198,289,540	Purchase	09/25/17	16,302,700	384,893
Citigroup Global Markets	COP	29,465,152,900	Purchase	09/08/17	9,986,182	4,762
J.P. Morgan Chase & Co.	CZK	285,510,475	Purchase	09/07/17	13,021,272	62,372
Citigroup Global Markets	CZK	426,069,234	Purchase	09/07/17	19,431,733	155,798
Goldman Sachs & Co.	CZK	396,756,170	Purchase	09/07/17	18,094,853	87,901
J.P. Morgan Chase & Co.	INR	59,923,395	Purchase	09/18/17	935,951	16,599
Citigroup Global Markets	INR	86,722,650	Purchase	09/18/17	1,354,531	24,582
Goldman Sachs & Co.	INR	495,805,400	Purchase	09/18/17	7,744,044	136,400
Goldman Sachs & Co.	MXN	78,792,297	Purchase	09/27/17	4,391,263	5,264
Goldman Sachs & Co.	MXN	194,174,335	Sale	09/27/17	10,821,752	76,728
J.P. Morgan Chase & Co.	MXN	160,239,186	Sale	09/27/17	8,930,473	25,655
Citigroup Global Markets	MXN	253,886,307	Sale	09/27/17	14,149,628	41,496
Goldman Sachs & Co.	PLN	7,115,052	Purchase	10/06/17	1,994,859	6,859
J.P. Morgan Chase & Co.	THB	95,062,622	Purchase	09/18/17	2,863,144	7,639
Goldman Sachs & Co.	THB	168,368,720	Purchase	09/18/17	5,071,013	14,743
Deutsche Bank	TRY	12,554,729	Purchase	09/08/17	3,632,143	9,786
Goldman Sachs & Co.	TRY	60,332,021	Purchase	09/08/17	17,454,341	48,028
Goldman Sachs & Co.	TRY	63,867,138	Purchase	09/25/17	18,387,254	309,943
J.P. Morgan Chase & Co.	UYU	71,606,350	Sale	10/26/17	2,466,864	3,172
J.P. Morgan Chase & Co.	UYU	71,606,350	Purchase	10/26/17	2,466,864	49,364
Citigroup Global Markets	UYU	35,842,200	Purchase	11/07/17	1,231,738	1,738
						$1,612,676

J.P. Morgan Chase & Co.	ARS	138,334,115	Purchase	09/28/17	$7,887,087	$(17,720)
J.P. Morgan Chase & Co.	BRL	32,848,516	Sale	09/05/17	10,435,222	(85,574)
Citigroup Global Markets	COP	4,383,417,500	Sale	09/22/17	1,482,564	(19,791)
Citigroup Global Markets	EUR	710,045	Sale	09/07/17	845,366	(3,349)
Citigroup Global Markets	EUR	710,045	Purchase	09/07/17	845,366	(3,118)
J.P. Morgan Chase & Co.	EUR	6,291,000	Sale	09/07/17	7,489,940	(31,865)
Goldman Sachs & Co.	IDR	153,902,450	Sale	09/28/17	11,511,595	(23,766)
Citigroup Global Markets	INR	12,566,126	Sale	09/18/17	196,272	(672)
Citigroup Global Markets	MXN	201,276,169	Purchase	09/08/17	11,252,077	(31,168)
J.P. Morgan Chase & Co.	MXN	211,480,870	Purchase	09/08/17	11,822,558	(42,459)
Goldman Sachs & Co.	MXN	300,832,066	Purchase	09/08/17	16,817,618	(56,138)
Citigroup Global Markets	PEN	5,852,308	Sale	09/15/17	1,805,156	(6,051)
Citigroup Global Markets	PLN	44,062,230	Purchase	10/06/17	12,353,798	(102,308)
Citigroup Global Markets	RON	4,556,205	Purchase	10/06/17	1,181,198	(14,154)
Goldman Sachs & Co.	RON	31,505,712	Purchase	10/06/17	8,167,869	(95,924)
J.P. Morgan Chase & Co.	RON	38,711,852	Purchase	10/06/17	10,036,064	(123,461)
J.P. Morgan Chase & Co.	RUB	146,851,600	Sale	09/22/17	2,523,346	(87,754)
Citigroup Global Markets	RUB	445,355,303	Sale	09/22/17	7,652,524	(267,354)
Goldman Sachs & Co.	RUB	287,214,198	Sale	09/22/17	4,935,191	(76,144)
Goldman Sachs & Co.	THB	146,931,935	Sale	09/18/17	4,425,370	(4,370)
Citigroup Global Markets	ZAR	69,210,416	Sale	09/14/17	5,312,503	(167,550)
J.P. Morgan Chase & Co.	ZAR	59,593,723	Sale	09/14/17	4,574,338	(143,492)
Goldman Sachs & Co.	ZAR	49,145,026	Sale	09/14/17	3,772,309	(118,268)
						$(1,522,450)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

CORPORATE BONDS - 96.67%
Algeria - 1.99%
GTH Finance BV	USD	7.25%	04/26/23	193,000	$218,573	(1)

Angola - 2.40%
Puma International Financing SA	USD	6.75%	02/01/21	255,000	263,938	(1)

Argentina - 4.04%
Cablevision SA	USD	6.50%	06/15/21	91,000	97,684	(1)
Pampa Energia SA	USD	7.50%	01/24/27	89,000	95,675	(1)
Petrobras Argentina SA	USD	7.38%	07/21/23	108,000	117,288	(1)
YPF SA	USD	8.50%	07/28/25	115,000	133,112	(1)
					443,759

Brazil - 8.61%
Banco do Brasil SA	USD	9.00%	Perpetual	70,000	74,900	(1)(2)
Cosan Luxembourg SA	USD	7.00%	01/20/27	52,000	55,936	(1)
ESAL GmbH	USD	6.25%	02/05/23	29,000	28,275	(1)
GTL Trade Finance, Inc.	USD	5.89%	04/29/24	22,000	23,375	(1)
Itau Unibanco Holding SA	USD	5.65%	03/19/22	47,000	49,716	(1)
MARB BondCo PLC	USD	7.00%	03/15/24	22,000	21,670	(1)
Marfrig Holdings Europe BV	USD	8.00%	06/08/23	17,000	17,549	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	109,000	109,676	(1)
Petrobras Global Finance BV:
	USD	5.38%	01/27/21	34,000	35,241
	USD	8.38%	05/23/21	92,000	104,696
	USD	6.25%	03/17/24	74,000	78,625
	USD	7.25%	03/17/44	82,000	85,009
Raizen Fuels Finance SA	USD	5.30%	01/20/27	27,000	28,470	(1)
Rumo Luxembourg Sarl	USD	7.38%	02/09/24	41,000	43,954	(1)
Vale Overseas, Ltd.:
	USD	4.38%	01/11/22	42,000	44,461
	USD	6.88%	11/10/39	49,000	55,593
Votorantim Group	USD	5.75%	01/28/27	84,000	88,410	(1)
					945,556

Chile - 5.19%
Cencosud SA	USD	4.88%	01/20/23	27,000	28,815	(1)
Colbun SA	USD	4.50%	07/10/24	69,000	73,126	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	63,000	64,197	(1)
Empresa Nacional de Electricidad SA	USD	4.25%	04/15/24	35,000	36,927
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	45,000	47,473	(1)
Entel Chile SA	USD	4.75%	08/01/26	48,000	50,004	(1)
GeoPark Latin America, Ltd. Agencia en Chile	USD	7.50%	02/11/20	195,000	199,875	(1)
VTR Finance BV	USD	6.88%	01/15/24	65,000	69,306	(1)
					569,723

China - 6.07%
China Life Insurance Co., Ltd.	USD	4.00%	07/03/75	300,000	306,900
Lenovo Group, Ltd.	USD	4.70%	05/08/19	350,000	359,482
					666,382

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Colombia - 4.51%
Banco de Bogota SA	USD	6.25%	05/12/26	67,000	$72,695	(1)
Bancolombia SA	USD	5.13%	09/11/22	100,000	105,545
Ecopetrol SA:
	USD	5.38%	06/26/26	108,000	115,236
	USD	7.38%	09/18/43	76,000	85,587
Millicom International Cellular SA	USD	6.63%	10/15/21	48,000	49,740	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	64,000	66,362	(1)
					495,165

Ghana - 1.97%
Tullow Oil PLC:
	USD	6.00%	11/01/20	18,000	17,438	(3)
	USD	6.00%	11/01/20	63,000	61,031	(1)
	USD	6.25%	04/15/22	64,000	60,720	(3)
	USD	6.25%	04/15/22	82,000	77,797	(1)
					216,986

Guatemala - 1.09%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	69,000	73,709	(1)
Energuate Trust	USD	5.88%	05/03/27	44,000	45,584	(1)
					119,293

Hong Kong - 3.86%
CK Hutchison Capital Securities 17, Ltd.	USD	4.00%	Perpetual	214,000	218,547	(1)(2)
Towngas Finance, Ltd.	USD	4.75%	Perpetual	200,000	206,000	(2)
					424,547

India - 7.07%
ABJA Investment Co. Pte, Ltd.	USD	5.95%	07/31/24	200,000	212,500
Adani Transmission	USD	4.00%	08/03/26	106,000	107,379	(1)
Greenko Dutch BV:
	USD	4.88%	07/24/22	85,000	85,319	(1)
	USD	5.25%	07/24/24	54,000	54,304	(1)
Reliance Industries, Ltd.	USD	4.13%	01/28/25	40,000	41,985	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	68,558	(1)
	USD	8.25%	06/07/21	55,000	61,634	(1)
	USD	6.38%	07/30/22	87,000	90,643	(1)
	USD	7.13%	05/31/23	51,000	54,570	(1)
					776,892

Indonesia - 5.78%
Indika Energy Capital II Pte, Ltd.	USD	6.88%	04/10/22	125,000	126,719	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	140,000	143,045	(1)
Pratama Agung Pte, Ltd.	USD	6.25%	02/24/20	350,000	364,931
					634,695

Israel - 1.08%
Delek & Avner Tamar Bond, Ltd.:
	USD	3.84%	12/30/18	11,600	11,832
	USD	5.08%	12/30/23	103,200	106,941
					118,773

Jamaica - 1.45%
Digicel Group, Ltd.	USD	7.13%	04/01/22	179,000	159,534	(3)

Kuwait - 1.50%
Equate Petrochemical BV:
	USD	3.00%	03/03/22	68,000	67,873	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Kuwait (continued)
Equate Petrochemical BV: (continued)
	USD	4.25%	11/03/26	94,000	$97,231	(1)
					165,104

Macau - 2.35%
Melco Resorts Finance, Ltd.	USD	4.88%	06/06/25	158,000	158,722	(1)
Studio City Co., Ltd.	USD	7.25%	11/30/21	92,000	98,969	(1)
					257,691

Malaysia - 1.87%
Axiata SPV2 Bhd	USD	3.47%	11/19/20	200,000	205,777

Mexico - 5.88%
Alfa SAB de CV	USD	5.25%	03/25/24	35,000	38,150	(1)
Cemex SAB de CV:
	USD	5.70%	01/11/25	20,000	21,391	(1)
	USD	7.75%	04/16/26	79,000	91,245	(1)
Metalsa SA de CV	USD	4.90%	04/24/23	86,000	86,000	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	140,243	148,657	(1)
Petroleos Mexicanos	USD	4.25%	01/15/25	54,000	54,270
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	117,000	119,486	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	71,000	87,192
					646,391

Morocco - 0.49%
OCP SA:
	USD	5.63%	04/25/24	21,000	22,759	(1)
	USD	4.50%	10/22/25	31,000	31,387	(1)
					54,146

Nigeria - 1.24%
IHS Netherlands Holdco BV	USD	9.50%	10/27/21	131,000	135,831	(1)

Peru - 2.71%
Cerro del Aguila SA	USD	4.13%	08/16/27	76,000	76,190	(1)
Cia Minera Ares SAC	USD	7.75%	01/23/21	25,000	26,625	(1)
Cia Minera Milpo SAA	USD	4.63%	03/28/23	123,000	126,487	(1)
Kallpa Generacion SA	USD	4.88%	05/24/26	64,000	68,080	(1)
					297,382

Philippines - 0.99%
FPT Finance, Ltd.	USD	6.38%	09/28/20	100,000	108,753

Qatar - 1.17%
Ooredoo International Finance, Ltd.	USD	3.25%	02/21/23	128,000	128,160	(1)

Russia - 3.18%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	341,000	349,525	(1)

Saudi Arabia - 1.98%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	212,000	217,565	(1)

Singapore - 1.82%
United Overseas Bank, Ltd.	USD	2.88%	10/17/22	200,000	200,196

South Africa - 0.99%
Myriad International Holdings BV	USD	5.50%	07/21/25	99,000	108,714	(1)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
South Korea - 1.85%
Korea Gas Corp.	USD	3.88%	02/12/24	63,000	$66,463	(1)
Korea National Oil Corp.	USD	3.25%	07/10/24	134,000	136,590	(1)
					203,053

Thailand - 2.87%
PTTEP Treasury Center Co., Ltd.	USD	4.88%	Perpetual	310,000	315,813	(1)

Turkey - 6.25%
Akbank TAS	USD	5.13%	03/31/25	137,000	137,000	(1)
Turkiye Garanti Bankasi AS:
	USD	5.00%	04/30/20	129,000	131,822	(1)
	USD	5.25%	09/13/22	123,000	127,920	(1)
	USD	6.13%	05/24/27	214,000	216,996	(1)
Vakifbank Vakbn	USD	5.63%	05/30/22	71,000	72,819	(1)
					686,557

Ukraine - 1.93%
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	200,000	212,250	(3)(4)

United Arab Emirates - 2.49%
DP World, Ltd.	USD	6.85%	07/02/37	22,000	27,308	(1)
MAF Global Securities, Ltd.	USD	5.50%	Perpetual	239,000	246,618	(2)
					273,926

TOTAL CORPORATE BONDS					10,620,650
(Cost $10,142,428)

SHORT TERM INVESTMENTS - 1.46%
Money Market Mutual Funds - 1.46%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	160,418	160,434

TOTAL SHORT TERM INVESTMENTS					160,434
(Cost $160,427)

Total Investments - 98.13%					10,781,084
(Cost $10,302,855)
Other Assets In Excess of Liabilities - 1.87%					205,282

Net Assets - 100.00%					$10,986,366

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,952,396, which represents approximately 63.28% of net assets as of August 31, 2017.

(2)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(3)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of August 31, 2017, the aggregate market value of those securities was $449,942, which represents approximately 4.10% of net assets.

(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2017.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 40.62%
Aerospace/Defense - 0.21%
L3 Technologies, Inc.	USD	3.85%	12/15/26	25,000	$26,165

Automotive - 1.74%
Ford Motor Credit Co. LLC	USD	2.98%	08/03/22	75,000	74,961
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	65,000	67,152
Hyundai Capital America	USD	2.55%	02/06/19	75,000	75,334	(1)
					217,447

Banking - 10.28%
Bank of America Corp.:
	USD	3.95%	04/21/25	25,000	25,842
Series GMTN	USD	3.30%	01/11/23	125,000	128,660
Capital One Financial Corp.	USD	3.75%	03/09/27	125,000	127,013
Citigroup, Inc.:
	USD	4.40%	06/10/25	100,000	105,854
	USD	4.60%	03/09/26	100,000	106,912
Deutsche Bank AG	USD	3.70%	05/30/24	50,000	51,211
Goldman Sachs Group, Inc.	USD	2.35%	11/15/21	100,000	99,598
ING Groep NV	USD	3.15%	03/29/22	75,000	76,910
Intesa Sanpaolo Ispim	USD	3.88%	07/14/27	125,000	125,553	(1)
JPMorgan Chase & Co.	USD	2.70%	05/18/23	75,000	75,272
Mizuho Financial Group, Inc.	USD	2.63%	04/12/21	100,000	100,774	(1)
Morgan Stanley	USD	4.10%	05/22/23	50,000	52,594
PNC Financial Services Group, Inc.	USD	3.90%	04/29/24	75,000	79,864
Wells Fargo & Co.	USD	2.10%	07/26/21	125,000	124,541
					1,280,598

Building Products - 0.62%
Vulcan Materials Co.	USD	4.50%	06/15/47	75,000	77,122

Consumer Products - 0.64%
Newell Brands, Inc.	USD	3.85%	04/01/23	75,000	79,453

Drillers/Services - 0.44%
Halliburton Co.	USD	5.00%	11/15/45	50,000	54,362

Electric - 4.35%
Dominion Energy, Inc.	USD	2.58%	07/01/20	75,000	75,757
DTE Energy Co., Series F	USD	3.85%	12/01/23	75,000	79,380
Enel Finance International NV	USD	2.88%	05/25/22	50,000	50,499	(1)
Entergy Louisiana LLC	USD	3.05%	06/01/31	25,000	24,860
Eversource Energy	USD	2.50%	03/15/21	25,000	25,214
Exelon Generation Co. LLC	USD	5.60%	06/15/42	75,000	78,549
FirstEnergy Corp., Series C	USD	4.85%	07/15/47	50,000	52,366
Georgia Power Co.	USD	4.30%	03/15/42	50,000	53,018

South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	50,000	52,576
Southern Co.	USD	1.55%	07/01/18	50,000	49,938
					542,157

Exploration & Production - 1.90%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	50,000	58,601
Apache Corp.	USD	5.10%	09/01/40	50,000	52,280
BP Capital Markets PLC	USD	2.32%	02/13/20	75,000	75,885
Continental Resources, Inc.	USD	4.50%	04/15/23	50,000	49,375
					236,141

Food and Beverage - 1.48%
Anheuser-Busch InBev Finance, Inc.	USD	3.65%	02/01/26	50,000	52,182
Dr Pepper Snapple Group, Inc.	USD	3.43%	06/15/27	50,000	51,154	(1)
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	80,621	(1)
					183,957

Gas Pipelines - 2.76%
Boardwalk Pipelines LP	USD	4.95%	12/15/24	50,000	53,328
EQT Midstream Partners LP	USD	4.00%	08/01/24	75,000	77,266
Kinder Morgan, Inc.	USD	5.55%	06/01/45	75,000	79,818
Sabine Pass Liquefaction LLC	USD	5.88%	06/30/26	50,000	55,946
Western Gas Partners LP	USD	5.45%	04/01/44	50,000	51,627
Williams Partners LP / ACMP Finance Corp.	USD	4.88%	03/15/24	25,000	26,125
					344,110

Healthcare - 1.40%
Cardinal Health, Inc.	USD	3.41%	06/15/27	50,000	50,706
Medtronic, Inc.	USD	3.15%	03/15/22	50,000	52,158
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	75,000	71,440
					174,304

Internet - 0.41%
Amazon.com, Inc.	USD	4.05%	08/22/47	50,000	51,766	(1)

Life Insurance - 0.81%
American International Group, Inc.	USD	3.88%	01/15/35	75,000	73,994
Nippon Life Insurance Co.	USD	5.10%	10/16/44	25,000	27,075	(1)(2)
					101,069

Media Cable - 1.65%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	5.38%	05/01/47	100,000	102,462	(1)
Comcast Corp.	USD	4.25%	01/15/33	50,000	53,542
Cox Communications, Inc.	USD	3.50%	08/15/27	50,000	49,605	(1)
					205,609

Media Other - 1.74%
21st Century Fox America, Inc.	USD	6.65%	11/15/37	25,000	33,323
CBS Corp.	USD	4.85%	07/01/42	50,000	52,645
Interpublic Group of Cos., Inc.	USD	3.75%	02/15/23	75,000	78,801

Omnicom Group, Inc.	USD	3.65%	11/01/24	50,000	51,824
					216,593

Metals/Mining/Steel - 0.51%
Newmont Mining Corp.	USD	6.25%	10/01/39	50,000	63,239

Non Captive Finance - 0.42%
Discover Bank	USD	4.25%	03/13/26	50,000	52,448

Paper/Forest Products - 0.42%
Packaging Corp. of America	USD	3.90%	06/15/22	50,000	52,870

Pharmaceuticals - 0.65%
Allergan PLC	USD	4.55%	03/15/35	25,000	26,882
Gilead Sciences, Inc.	USD	4.50%	02/01/45	50,000	53,556
					80,438

Real Estate Investment Trust (REITs) - 1.89%
Crown Castle International Corp.	USD	4.88%	04/15/22	50,000	54,719
DDR Corp.	USD	3.38%	05/15/23	75,000	74,361
Digital Realty Trust LP	USD	4.75%	10/01/25	50,000	54,610
Kimco Realty Corp.	USD	3.20%	05/01/21	50,000	51,415
					235,105

Refining - 0.64%
Phillips 66	USD	4.65%	11/15/34	75,000	80,185

Retail Food/Drug - 0.89%
CVS Pass-Through Trust	USD	6.04%	12/10/28	33,538	38,375
Kroger Co.	USD	4.45%	02/01/47	75,000	72,543
					110,918

Retail Non Food/Drug - 0.40%
Macy's Retail Holdings, Inc.	USD	3.88%	01/15/22	50,000	50,375

Technology - 2.32%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.	USD	2.38%	01/15/20	75,000	75,537	(1)
Microsoft Corp., Series 30Y	USD	4.25%	02/06/47	75,000	82,844
Oracle Corp.	USD	4.30%	07/08/34	50,000	54,977
Xilinx, Inc.	USD	2.95%	06/01/24	75,000	76,138
					289,496

Transportation Non Air/Rail - 0.80%
ERAC USA Finance LLC	USD	4.20%	11/01/46	50,000	48,248	(1)
FedEx Corp.	USD	4.40%	01/15/47	50,000	51,499
					99,747

Wirelines - 1.25%
AT&T, Inc.	USD	5.45%	03/01/47	75,000	79,405

Verizon Communications, Inc.	USD	3.50%	11/01/24	75,000	76,497
					155,902

TOTAL CORPORATE BONDS					5,061,576
(Cost $4,893,986)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 17.52%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/35	25,000	26,889	(1)
Banc of America Funding Corp., Series 2012-R6	USD	1M US L + 0.19%	07/26/36	2,922	2,944	(1)(2)
Bayview Opportunity Master Fund IVb Trust:
Series 2016-CRT1	USD	1M US L + 1.75%	10/27/27	128,412	128,413	(1)(2)
Series 2017-NPL1	USD	3.60%	01/28/32	33,220	33,245	(1)(3)
BHMS Mortgage Trust, Series 2014-ATLS	USD	1M US L + 1.50%	07/05/33	25,000	25,033	(1)(2)
Cosmopolitan Hotel Trust, Series 2016-CSMO	USD	1M US L + 1.40%	11/15/21	100,000	100,663	(1)(2)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	184,426	201,469
Series 2016	USD	12M US L + 1.543%	09/01/46	190,065	193,687	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	32,410	31,551	(1)(2)
Freddie Mac Non Gold Pool:
Series 2012	USD	12M US L + 1.65%	12/01/42	150,200	153,687	(2)
Series 2015	USD	12M US L + 1.63%	07/01/45	100,201	101,964	(2)
Series 2016	USD	12M US L + 1.648%	09/01/43	76,894	78,468	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	70,843	70,070
Series 2016-SC01	USD	3.50%	07/25/46	122,650	125,416
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	1M US L + 1.30%	12/15/34	16,329	16,367	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	74,452
Series 2007-LDPX	USD	5.46%	01/15/49	15,372	15,356	(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	100,716	(1)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	49,677	50,498	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1M US L + 0.34%	11/26/35	38,858	37,008	(1)(2)
Series 2012-6	USD	1M US L + 0.33%	01/26/36	32,702	31,967	(1)(2)
Series 2012-6	USD	1M US L + 0.23%	08/26/36	38,888	38,524	(1)(2)
Santandar Drive Auto Receivables Trust, Series 2013-1	USD	2.27%	01/15/19	75,110	75,131
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	31,250	31,438	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	53,213	54,047	(1)(2)
Series 2015-5	USD	2.75%	09/25/22	32,407	32,821	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	111,283	111,506	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	44,291	44,708	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	49,097	49,211	(1)(2)

VOLT LIV LLC, Series 2017-NPL1	USD	3.63%	02/25/47	86,075	87,190	(1)(3)
VOLT XXII LLC, Series 2015-NPL4	USD	3.50%	02/25/18	10,590	10,653	(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	38,974	39,152	(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.50%	03/25/55	9,283	9,341	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,183,585
(Cost $2,168,915)

U.S. TREASURY BONDS/NOTES - 18.53%
U.S. Treasury Bonds	USD	2.50%	02/15/46	225,000	214,739
U.S. Treasury Notes:
	USD	0.75%	02/15/19	175,000	173,657
	USD	1.38%	09/30/20	425,000	423,962
	USD	2.00%	11/15/21	625,000	634,741
	USD	2.75%	02/15/24	250,000	262,993
	USD	2.00%	08/15/25	600,000	598,723

TOTAL U.S. TREASURY BONDS/NOTES					2,308,815
(Cost $2,308,777)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 17.90%
FGLMC TBA	USD	3.50%	09/12/17	425,000	440,439	(4)
FHLMC TBA	USD	3.00%	09/12/17	100,000	101,102	(4)
FNMA TBA:
	USD	3.50%	09/12/17	275,000	284,942	(4)
	USD	4.00%	09/12/17	500,000	528,262	(4)
	USD	4.50%	09/12/17	225,000	242,033	(4)
	USD	3.00%	09/13/17	425,000	429,814	(4)
	USD	3.00%	09/17/17	100,000	103,258	(4)
	USD	2.50%	09/18/17	100,000	101,398	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,231,248
(Cost $2,220,247)

SHORT TERM INVESTMENTS - 5.17%
Money Market Mutual Funds - 5.17%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	644,443	644,507

TOTAL SHORT TERM INVESTMENTS					644,507
(Cost $644,416)

Total Investments - 99.74%					12,429,731
(Cost $12,236,341)
Other Assets in Excess of Liabilities - 0.26%					32,359

Net Assets - 100.00%					$12,462,090

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of August 31, 2017 was 1.23%
12M US L - 12 Month LIBOR as of August 31, 2017 was 1.71%

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,932,513, which represents approximately 15.51% of net assets as of August 31, 2017.

(2)
Floating or variable rate security. The reference rate is described above. The Rate in effect as of August 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2017.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 98.76%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	100,895	$932,266	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	607,144	6,532,870	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,552,566	12,731,038	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,191,771	12,454,005	(1)
Stone Harbor Local Markets Fund	USD	N/A	407,076	3,724,746	(1)(2)
				36,374,925

TOTAL OPEN-END FUNDS				36,374,925
(Cost $36,697,704)

SHORT TERM INVESTMENTS - 0.06%
Money Market Mutual Funds - 0.06%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	21,624	21,626

TOTAL SHORT TERM INVESTMENTS				21,626
(Cost $21,626)

Total Investments - 98.82%				36,396,551
(Cost $36,719,330)
Other Assets In Excess of Liabilities - 1.18%				435,978	(3)

Net Assets - 100.00%				$36,832,529

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.
(3)	Includes cash which is being held as collateral for futures contracts and credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	EUR	148,700	Purchase	09/11/17	$177,078	$123
J.P. Morgan Chase & Co.	GBP	44,500	Purchase	09/11/17	57,555	253
J.P. Morgan Chase & Co.	GBP	44,500	Sale	09/11/17	57,555	1,312
J.P. Morgan Chase & Co.	MXN	14,476,000	Purchase	09/18/17	807,955	1,990
						$3,678

J.P. Morgan Chase & Co.	EUR	815,700	Sale	09/11/17	$971,368	$(6,053)
J.P. Morgan Chase & Co.	EUR	149,500	Sale	10/10/17	178,312	(125)
J.P. Morgan Chase & Co.	GBP	47,300	Sale	10/10/17	61,239	(269)
J.P. Morgan Chase & Co.	JPY	40,570,000	Sale	09/11/17	369,141	(958)
						$(7,405)

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/(Depreciation)
US 10 yr Note Future	Short	(49)	USD	12/19/17	(6,222,235)	$2,297
US Ultra T-Bond	Long	2	USD	12/19/17	338,125	672
						$2,969

Euro-bund Future	Long	25	EUR	12/07/17	4,055,250	$(2,381)
Long Gilt Future	Long	10	GBP	12/27/17	1,273,000	(5,555)
						$(7,936)

***	The notional amount of each security is stated in the currency in which the security is denominated.

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at August 31, 2017(1)	Notional Amount(2)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
CDX EM CDSI 27 5Y(3)	Intercontinental Exchange	1.000%	06/20/2022	3.280%	$1,925,000	$68,565	$(75,845)	$(7,280)
CDX HY CDSI S28 5Y(3)	Intercontinental Exchange	5.000%	06/20/2022	3.280%	6,025,000	(438,879)	404,790	(34,089)
						$(370,314)	$328,945	$(41,369)

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.89%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,182,396	$12,722,576	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,740,435	15,924,978	(1)(2)
				28,647,554

TOTAL OPEN-END FUNDS				28,647,554
(Cost $24,281,630)

SHORT TERM INVESTMENTS - 0.04%
Money Market Mutual Funds - 0.04%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	9,249	9,250

TOTAL SHORT TERM INVESTMENTS				9,250
(Cost $9,249)

Total Investments - 99.93%				28,656,804
(Cost $24,290,879)
Other Assets In Excess of Liabilities - 0.07%				21,493

Net Assets - 100.00%				$28,678,297

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	EUR	76,050	Sale	09/07/17	$90,544	$(944)
						$(944)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments
August 31, 2017 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 83.99%
Bayview Opportunity Master Fund IVb Trust:
Series 2017-CRT1	USD	1M US L + 2.15%	10/25/28	95,697	$95,429	(1)(2)
Series 2017-NPL1	USD	3.60%	01/28/32	16,610	16,622	(2)(3)
CGMS Commercial Mortgage Trust, Series 2017-MDRB	USD	1M US L + 1.10%	07/15/30	100,000	100,249	(1)(2)
COMM Mortgage Trust, Series 2013-THL	USD	1M US L + 1.05%	06/08/30	75,000	75,051	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1M US L + 0.30%	11/26/35	45,488	44,282	(1)(2)
GCAT LLC, Series 2017-5	USD	3.23%	07/25/47	93,847	94,174	(2)(3)
Hertz Vehicle Financing LLC, Series 2015-2A	USD	2.02%	09/25/19	100,000	99,764	(2)
Hudsons Bay Simon JV Trust, Series 2015-HBFL	USD	1M US L + 2.55%	08/05/34	100,000	99,865	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	80,000	79,415
Series 2007-LDPX	USD	5.46%	01/15/49	27,669	27,641	(1)
Mill City Mortgage Loan Trust:
Series 2016-1	USD	2.50%	04/25/57	23,725	23,899	(1)(2)
Series 2017-1	USD	2.75%	11/25/58	90,926	92,171	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	100,716	(2)
Progress Residential Trust, Series 2016-SFR1	USD	1M US L + 1.50%	09/17/18	39,742	40,399	(1)(2)
SLM Student Loan Trust, Series 2005-3	USD	3M US L + 0.09%	10/25/24	173,981	173,867	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	15,964	16,214	(1)(2)
Series 2016-2	USD	2.75%	08/25/55	22,368	22,693	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	18,547	18,584	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	88,583	89,416	(1)(2)
Series 2017-1	USD	2.75%	10/25/56	70,927	71,976	(1)(2)
TRU Trust, Series 2016-TOYS	USD	1M US L + 2.25%	11/15/19	88,375	88,579	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.63%	02/25/47	77,468	78,471	(2)(3)
VOLT LVIII LLC, Series 2017-NPL5	USD	3.38%	05/28/47	78,511	79,300	(2)(3)
VOLT LXI LLC, Series 2017-NPL8	USD	3.13%	06/25/47	90,583	91,291	(2)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	44,541	44,745	(2)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.50%	03/25/55	37,132	37,362	(2)(3)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-BXRP	USD	1M US L + 1.47%	11/15/29	80,343	$80,289	(1)(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					1,882,464
(Cost $1,871,309)

SHORT TERM INVESTMENTS - 11.56%
Money Market Mutual Funds - 11.56%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	1.16%	N/A	258,921	258,947

TOTAL SHORT TERM INVESTMENTS					258,947
(Cost $258,943)

Total Investments - 95.55%					2,141,411
(Cost $2,130,252)
Other Assets in Excess of Liabilities - 4.45%					99,833

Net Assets - 100.00%					$2,241,244

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Libor Rates:
1M US L - 1 Month LIBOR as of August 31, 2017 was 1.23%
3M US L - 3 Month LIBOR as of August 31, 2017 was 1.32%

(1)
Floating or variable rate security. The reference rate is described above. The Rate in effect as of August 31, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,601,541, which represents approximately 71.46% of net assets as of August 31, 2017.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of August 31, 2017.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount**	Unrealized Appreciation/(Depreciation)
S&P 500 Mini Future	Long	18	USD	12/15/17	2,221,290	$56,006
						$56,006

US 10 yr Note Future	Short	(2)	USD	12/19/17	(253,969)	$(773)
						$(773)

**	The notional amount of each security is stated in the currency in which the security is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
August 31, 2017 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor 500 Plus Fund commenced operations on January 20, 2017. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund, which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund, will normally invest in S&P 500 Index derivatives and various types of fixed income instruments. The derivatives the Fund may invest in are: futures, options, swaps, including total return swaps, credit default swaps, and credit linked notes. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investor Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund, Local Markets Fund and the 500 Plus Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund and Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation:
Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market (“OTC”), and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. OTC traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern Standard Time (“EST”). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of August 31, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$958,883,771	$–	$958,883,771
Bank Loans	–	–	6,758,088	6,758,088
Corporate Bonds	–	262,282,113	–	262,282,113
Credit Linked Notes	–	–	7,037,581	7,037,581
Short Term Investments	3,177	–	–	3,177
Total	$3,177	$1,221,165,884	$13,795,669	$1,234,964,730

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$173,310	$–	$173,310
Liabilities
Forward Foreign Currency Contracts	–	(791,916)	–	(791,916)
Total	$–	$(618,606)	$–	$(618,606)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$122,531,560	$–	$122,531,560
Bank Loans	–	8,719,230	–	8,719,230
Common/Preferred Stocks	1,397,307	–	129,373	1,526,680
Rights	–	–	86,297	86,297
Warrants	6,047	–	32	6,079
Short Term Investments	2,662,210	–	–	2,662,210
Total	$4,065,564	$131,250,790	$215,702	$135,532,056

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$10,118	$–	$10,118
Liabilities
Forward Foreign Currency Contracts	–	(6,532)	–	(6,532)
Total	$–	$3,586	$–	$3,586

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$778,382,503	$–	$778,382,503
Corporate Bonds	–	66,946,933	–	66,946,933
Short Term Investments	69,112,705	–	–	69,112,705
Total	$69,112,705	$845,329,436	$–	$914,442,141

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,612,676	$–	$1,612,676
Liabilities
Forward Foreign Currency Contracts	–	(1,522,450)	–	(1,522,450)
Total	$–	$90,226	$–	$90,226

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$10,620,650	$–	$10,620,650
Short Term Investments	160,434	–	–	160,434
Total	$160,434	$10,620,650	$–	$10,781,084

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$5,061,576	$–	$5,061,576
Asset Backed/Commercial Mortgage Backed Securities	–	2,183,585	–	2,183,585
U.S. Treasury Bonds/Notes	–	2,308,815	–	2,308,815
U.S. Government Agency Mortgage Backed Securities	–	2,231,248	–	2,231,248
Short Term Investments	644,507	–	–	644,507
Total	$644,507	$11,785,224	$–	$12,429,731

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$36,374,925	$–	$–	$36,374,925
Short Term Investments	21,626	–	–	21,626
Total	$36,396,551	$–	$–	$36,396,551

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$3,678	$–	$3,678
Futures Contracts	2,969	–	–	2,969
Liabilities
Forward Foreign Currency Contracts	–	(7,405)	–	(7,405)
Credit Default Swap Contracts	–	(41,369)	–	(41,369)
Futures Contracts	(7,936)	–	–	(7,936)
Total	$(4,967)	$(45,096)	$–	$(50,063)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$28,647,554	$–	$–	$28,647,554
Short Term Investments	9,250	–	–	9,250
Total	$28,656,804	$–	$–	$28,656,804

Other Financial Instruments**
Liabilities
Forward Foreign Currency Contracts	$–	$(944)	$–	$(944)
Total	$–	$(944)	$–	$(944)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,882,464	$–	$1,882,464
Short Term Investments	258,947	–	–	258,947
Total	$258,947	$1,882,464	$–	$2,141,411

Other Financial Instruments**
Assets
Futures Contracts	$56,006	$–	$–	$56,006
Liabilities
Futures Contracts	(773)	–	–	(773)
Total	$55,233	$–	$–	$55,233

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**
Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers in or out of Levels 1 and 2 during the period ended August 31, 2017. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2017	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at August 31, 2017
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$13,589,848	$-	$-	$(9,701)	$(72,059)	$-	$(6,750,000)	$-	$-	$6,758,088	$(72,059)
Credit Linked Notes	7,214,815	37,967	-	(17,564)	222,488	-	(420,125)	-	-	7,037,581	222,488
Total	$20,804,663	$37,967	$-	$(27,265)	$150,429	$-	$(7,170,125)	$-	$-	$13,795,669	$150,429

Investments in Securities	Balance as of May 31, 2017	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of August 31, 2017	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at August 31, 2017
Stone Harbor High Yield Bond Fund
Bank Loans	$903,047	$-	$-	$-	$(5,574)	$-	$(2,237)	$-	$(895,236)	$-	$-
Corporate Bond	112	-	-	-	(112)	-	-	-	-	-	-
Common Stock	129,373	-	-	-	-	-	-	-	-	129,373	-
Rights	94,624	-	-	-	(8,327)	-	-	-	-	86,297	(8,327)
Warrants	32	-	-	-	-	-	-	-	-	32	-
Total	$1,127,188	$-	$-	$-	$(14,013)	$-	$(2,237)	$-	$(895,236)	$215,702	$(8,327)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Line of Credit: On May 5, 2017 the Trust entered into a credit agreement (“CREDIT Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. At period ended August 31, 2017, the Funds had no outstanding borrowings. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Debt Allocation Fund and the Strategic Income Fund. The Credit Agreement will expire on May 4, 2018.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal only securities), interest only securities and fixed income securities paying non cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended August 31, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended August 31, 2017 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended August 31, 2017. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of swaps is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended August 31, 2017 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds may enter into interest rate swap agreements. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended August 31, 2017 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance May 31, 2017	Purchases	Sales	Share Balance August 31, 2017	Market Value August 31, 2017	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	102,140	1,219	(2,464)	100,895	$932,266	$11,055	$9,911	$812
Stone Harbor Emerging Markets Debt Fund	531,630	92,961	(17,447)	607,144	6,532,870	84,570	92,521	869
Stone Harbor High Yield Bond Fund	1,560,636	37,587	(45,657)	1,552,566	12,731,038	215,455	(116,778)	(148,825)
Stone Harbor Investment Grade Fund	1,471,669	5,920	(285,818)	1,191,771	12,454,005	59,790	63,040	46,930
Stone Harbor Local Markets Fund	216,232	208,121	(17,277)	407,076	3,724,746	-	151,131	5,379
	3,882,307	345,808	(368,663)	3,859,452	$36,374,925	$370,870	$199,825	$(94,835)

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance Balance as of May 31, 2017	Purchases	Sales	Share Balance August 31, 2017	Market Value August 31, 2017	Dividend Income	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	1,142,278	49,482	(9,365)	1,182,396	$12,722,576	$163,811	$188,837	$(33)
Stone Harbor Local Markets Fund	1,766,344	15,728	(41,638)	1,740,435	15,924,978	-	676,378	5,040
	2,908,622	65,210	(51,003)	2,922,831	$28,647,554	$163,811	$865,215	$5,007

Item 2.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls as of a date within 90 days of the filing date of this Report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	October 30, 2017

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

October 30, 2017